Exhibit 21.1
Subsidiaries of Viacom Inc. (as of October 31, 2015)

Subsidiary Name	Place of Incorporation or Organization
365Gay LLC	Delaware
37th Floor Productions Inc.	Delaware
38th Floor Productions Inc.	Delaware
5555 Communications Inc.	Delaware
Aardvark Productions, Inc.	Delaware
Acquisition Group West LLC	Delaware
Adoy LLC	Delaware
After School Productions Inc.	Delaware
AfterL.com LLC	Delaware
Air Realty Corporation	Delaware
Air Realty LLC	Delaware
All About Productions LLC	Delaware
Animated Productions Inc.	Delaware
Artcraft Productions Inc.	Delaware
Atom Digital Inc.	Delaware
Atom Entertainment, Inc.	Delaware
August Street Films Limited	United Kingdom
Awesomeness Inc.	Delaware
Babunga Inc.	Delaware
Beijing Yalian Online Network Technology Co. Ltd.	China
Belhaven Limited	Bahamas
Bellator Sport Worldwide LLC	Delaware
Benjamin Button Productions LLC	Louisiana
BET Acquisition Corp.	Delaware
BET Arabesque, LLC	Delaware
BET Comic View II, LLC	Delaware
BET Consumer Services, Inc.	Delaware
BET Creations, Inc.	Delaware
BET Development Company	Delaware
BET Documentaries, LLC	Delaware
BET Event Productions, LLC	Delaware
BET Holdings LLC	Delaware
BET Innovations Publishing, Inc.	Delaware
BET Interactive, LLC	Delaware
BET International, Inc.	Delaware
BET Live from LA, LLC	Delaware
BET Music Soundz, Inc.	Delaware
BET Oh Drama!, LLC	Delaware
BET Pictures II Development & Production, Inc.	Delaware
BET Pictures II Distribution, Inc.	Delaware
BET Pictures II, LLC	Delaware
BET Productions II, Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
BET Productions IV, LLC	Delaware
BET Productions V, Inc.	Delaware
BET Productions, LLC	Delaware
BET Satellite Services, Inc.	Delaware
BET Services, Inc.	District of Columbia
Beta Theatres Inc.	Delaware
BETN Theatre Ventures, LLC	Delaware
Big Shows Inc.	Delaware
Bikini Bottom Holdings Inc.	Delaware
Bikini Bottom Productions Limited Liability Company	New York
Black Entertainment Television LLC	District of Columbia
Blackout Productions Inc.	Delaware
Bling Productions Inc.	Delaware
Blue Sea Productions, Inc.	Delaware
Blue/White Productions, Inc.	Delaware
BN Productions Inc.	Delaware
Box Italy LLC, The	Delaware
Box Worldwide LLC, The	Delaware
Breakdown Productions Inc.	Delaware
Bronson Avenue LLC	Delaware
Bronson Gate Film Management GmbH	Germany
Caper Productions LLC	Delaware
Capital Equipment Leasing Limited	United Kingdom
CC Direct Inc.	Delaware
Central Productions LLC	Delaware
Channel 5 Broadcasting Limited	United Kingdom
Channel 5 Interactive Limited	United Kingdom
Cinematic Arts B.V.	Netherlands
Cloverleaf Productions Inc.	Delaware
CMT Productions Inc.	Delaware
Columbus Circle Films LLC	Delaware
Comedy Partners	New York
Commerce Street Productions Inc.	Delaware
Country Music Television, Inc.	Tennessee
Country Network Enterprises, Inc.	Delaware
Country Services Inc.	Delaware
country.com, Inc.	Delaware
Cradle of Life Productions LLC	Delaware
Creative Mix Inc.	Delaware
CVV (Japan) B.V.	Netherlands
Danielle Productions LLC	Delaware
Daza Productions Inc.	Delaware
DIGICO Inc.	Delaware
Direct Court Productions, Inc.	Delaware
DM Holding Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
DMS Holdco Inc.	Delaware
DTE Films LLC	Delaware
DW (Netherlands) B.V.	Netherlands
DW Distribution L.L.C.	Delaware
DW Dramatic Television L.L.C.	Delaware
DW Films L.L.C.	Delaware
DW Finance L.L.C.	Delaware
DW Funding, LLC	Delaware
DW Holdco LLC	Delaware
DW International Distribution L.L.C.	Delaware
DW International Productions L.L.C.	Delaware
DW Internet L.L.C.	Delaware
DW Music Publishing L.L.C.	Delaware
DW Music Publishing Nashville L.L.C.	Delaware
DW One Corp.	Delaware
DW Project Development L.L.C.	Delaware
DW SKG TV L.L.C.	Delaware
DW Studios L.L.C.	Delaware
DW Studios Productions L.L.C.	Delaware
DW Television Animation L.L.C.	Delaware
DW Television L.L.C.	Delaware
DW TV Finance I L.L.C.	Delaware
DW Two Corp.	Delaware
DWTT Productions Limited	New Zealand
Eighth Century Corporation	Delaware
Elevate Productions Inc.	Delaware
Emily Productions LLC	Delaware
Express Lane Productions Inc.	Delaware
Failure To Launch Productions LLC	Louisiana
Famous Orange Productions Inc.	Delaware
Famous Players International B.V.	Netherlands
Festival Inc.	Delaware
Films Paramount S.A.S.	France
Futa B.V.	Netherlands
Future General Corporation	Delaware
Game One SAS	France
Games Animation Inc.	Delaware
Games Productions Inc.	Delaware
GC Productions Inc.	Delaware
Gladiator Productions L.L.C.	Delaware
Global Film Distributors B.V.	Netherlands
Government Issue LLC	Louisiana
Gower Avenue Films Limited	United Kingdom
Grace Productions LLC	Delaware
Gramps Company Inc., The	Delaware

Subsidiary Name	Place of Incorporation or Organization
Hard Caliche LLC	New Mexico
Hey Yeah Productions Inc.	Delaware
High Command Productions Limited	United Kingdom
House of Yes Productions Inc.	Delaware
Hudson Street Productions, Inc.	Delaware
Ignite Media Brands Group Pty Limited	Australia
Imagine Radio, Inc.	California
Invisions Holding B.V.	Netherlands
Joseph Productions Inc.	Delaware
King Street Productions Inc.	Delaware
KVMM LLC	Delaware
Ladies Man Productions USA Inc.	Delaware
Last Holiday Productions LLC	Louisiana
Lisarb Holding B.V.	Netherlands
Little Boston Company Inc.	Delaware
Long Branch Productions LLC	Louisiana
Long Road Productions	Illinois
Louisiana CMT LLC	Louisiana
Louisiana RPI LLC	Louisiana
MAD Production Trucking Company	Delaware
Magical Motion Pictures Inc.	Delaware
Magicam, Inc.	Delaware
Marathon Holdings Inc.	Delaware
Mattalex Two LLC	Delaware
MDP Productions, LLC	Delaware
Meadowland Parkway Associates	New Jersey
Melange Pictures LLC	Delaware
Michaela Productions Inc.	Delaware
MMA Holdco Inc.	Delaware
MonkeyWurks LLC	Delaware
MoonMan Productions Inc.	Delaware
MTV Animation Inc.	Delaware
MTV Asia	Cayman Islands
MTV Asia Development Company Inc.	Delaware
MTV Asia Ventures (India) Pte. Limited	Mauritius
MTV Asia Ventures Co.	Cayman Islands
MTV DMS Inc.	Delaware
MTV Games Inc.	Delaware
MTV Hong Kong Limited	Hong Kong
MTV India	Cayman Islands
MTV Italia SRL	Italy
MTV Networks Africa (Pty) Limited	South Africa
MTV Networks Argentina LLC	Delaware
MTV Networks Argentina S.R.L.	Argentina
MTV Networks Canada, ULC	British Columbia

Subsidiary Name	Place of Incorporation or Organization
MTV Networks Colombia S.A.S.	Colombia
MTV Networks Company	Delaware
MTV Networks de Mexico, S. de R.L. de C.V.	Mexico
MTV Networks Enterprises Inc.	Delaware
MTV Networks Europe	Delaware
MTV Networks Europe LLC	Delaware
MTV Networks Global Services Inc.	Delaware
MTV Networks Holdings SARL	France
MTV Networks Latin America Inc.	Delaware
MTV Networks MENA FZ-LLC	United Arab Emirates
MTV Networks Music Productions Inc.	Delaware
MTV Networks Nigeria Limited	Nigeria
MTV Networks On Campus Inc.	Delaware
MTV Networks s.r.o.	Czech Republic
MTV Networks Sarl	France
MTV Networks, Lda	Portugal
MTV NZ Limited	New Zealand
MTV Ownership (Portugal), LDA	Portugal
MTV Russia Holdings Inc.	Delaware
MTV S.A.	Cayman Islands
MTV Songs Inc.	Delaware
MTV Taiwan LDC	Cayman Islands
MTVBVI Inc.	Delaware
MTVi Group, Inc., The	Delaware
MTVN Direct Inc.	Delaware
MTVN Online Partner I Inc.	Delaware
MTVN Social Gaming Inc.	Delaware
Music by Nickelodeon Inc.	Delaware
Music by Video Inc.	Delaware
N.V. Broadcasting (Canada) Inc.	Canada
Netherlands Management Services LLC	Delaware
Netherlands Overseas LLC	Delaware
Neutronium Inc.	Delaware
New 38th Floor Productions Inc.	Delaware
New Country Services Inc.	Delaware
New Creative Mix Inc.	Delaware
New Games Productions Inc.	Delaware
New International Mix Inc.	Delaware
New Nickelodeon Animation Studios Inc.	Delaware
New Not Before 10AM Productions Inc.	Delaware
New Open Door Productions Inc.	Delaware
New Pop Culture Productions Inc.	Delaware
New Remote Productions Inc.	Delaware
Newdon Productions	Illinois
Nick at Nite's TV Land Retromercials Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Nickelodeon Animation Studios Inc.	Delaware
Nickelodeon Asia Holdings Pte Ltd	Singapore
Nickelodeon Australia	Australia
Nickelodeon Australia Inc.	Delaware
Nickelodeon Australia Management Pty Ltd.	Australia
Nickelodeon Brasil Inc.	Delaware
Nickelodeon Direct Inc.	Delaware
Nickelodeon Global Network Ventures Inc.	Delaware
Nickelodeon Huggings U.K. Limited	United Kingdom
Nickelodeon India Pvt Ltd	India
Nickelodeon International Limited	United Kingdom
Nickelodeon Magazines Inc.	Delaware
Nickelodeon Movies Inc.	Delaware
Nickelodeon Notes Inc.	Delaware
Nickelodeon Online Inc.	Delaware
Nickelodeon U.K. Limited	United Kingdom
Nickelodeon UK Holdings LLC	Delaware
Nickelodeon Virtual Worlds LLC	Delaware
Night Falls Productions Inc.	Delaware
NM Classics Inc.	Delaware
Noggin LLC	Delaware
Not Before 10am Productions Inc.	Delaware
NP Domains, Inc.	Delaware
NV International, Inc.	Georgia
On Second Thought Productions Inc.	British Columbia
On-Site Productions Inc.	Delaware
OOO MTV Networks Entertainment Vostok	Russian Federation
OOO MTV Networks Music Vostok	Russian Federation
OOO MTV Networks Nick Vostok	Russian Federation
OOO MTV Networks Vostok	Russian Federation
OOO VIMN Holdings Vostok	Russian Federation
OOO VIMN Media Vostok	Russian Federation
Open Door Productions Inc.	Delaware
Outdoor Entertainment, Inc.	Tennessee
Override Pictures LLC	Delaware
Paramount British Pictures Limited	United Kingdom
Paramount Channel Espana, S.L.U.	Spain
Paramount China B.V.	Netherlands
Paramount Digital Entertainment Inc.	Delaware
Paramount Films of China, Inc.	Delaware
Paramount Films of India, Ltd.	Delaware
Paramount Films of Southeast Asia Inc.	Delaware
Paramount Home Entertainment (Australasia) Pty Limited	Australia
Paramount Home Entertainment (Brazil) Limitada	Brazil
Paramount Home Entertainment (France) S.A.S.	France

Subsidiary Name	Place of Incorporation or Organization
Paramount Home Entertainment (Germany) GmbH	Germany
Paramount Home Entertainment (Italy) SRL	Italy
Paramount Home Entertainment (Mexico) S. de R.L. de C.V.	Mexico
Paramount Home Entertainment (Mexico) Services S. de R.L. de C.V.	Mexico
Paramount Home Entertainment (UK)	United Kingdom
Paramount Home Entertainment Distribution Inc.	Delaware
Paramount Home Entertainment Inc.	Delaware
Paramount Home Entertainment International (Holdings) B.V.	Netherlands
Paramount Home Entertainment International B.V.	Netherlands
Paramount Home Entertainment International Limited	United Kingdom
Paramount Images Inc.	Delaware
Paramount International (Netherlands) B.V.	Netherlands
Paramount Japan G.K.	Japan
Paramount LAPTV Inc.	Delaware
Paramount Latin America SRL	Argentina
Paramount Licensing Inc.	Delaware
Paramount NMOC LLC	Delaware
Paramount Overseas Productions, Inc.	Delaware
Paramount Pictures Australia Pty.	Australia
Paramount Pictures Brasil Distribuidora de Filmes Ltda	Brazil
Paramount Pictures China Limited	Hong Kong
Paramount Pictures Corporation	Delaware
Paramount Pictures Corporation (Canada) Inc.	Canada
Paramount Pictures Entertainment Canada ULC	Canada
Paramount Pictures France Sarl	France
Paramount Pictures Germany GmbH	Germany
Paramount Pictures International Limited	United Kingdom
Paramount Pictures Louisiana Production Investments II LLC	Louisiana
Paramount Pictures Louisiana Production Investments III LLC	Louisiana
Paramount Pictures Louisiana Production Investments LLC	Louisiana
Paramount Pictures Mexico S. de R.L. de C.V.	Mexico
Paramount Pictures NZ	New Zealand
Paramount Pictures Services UK	United Kingdom
Paramount Pictures UK	United Kingdom
Paramount Poland sp. z.o.o.	Poland
Paramount Production Support Inc.	Delaware
Paramount Productions Service Corporation	Delaware
Paramount Spain S.L.U.	Spain
Paramount Sweden AB	Sweden
Paramount Worldwide Productions Inc.	Delaware
ParaUSD Singapore Pte. Ltd.	Singapore
Park Court Productions, Inc.	Delaware
Peanut Worm Productions Inc.	Delaware
Peppercorn Productions, Inc.	Tennessee

Subsidiary Name	Place of Incorporation or Organization
Pet II Productions Inc.	Delaware
Pop Channel Productions Inc.	Delaware
Pop Culture Productions Inc.	Delaware
Pop Toons Inc.	Delaware
PPC Film Management GmbH	Germany
PPG Holding 5 B.V.	Netherlands
PPG Holding 95 B.V.	Netherlands
Premiere House, Inc.	Delaware
Prime Directive Productions Inc.	Delaware
PT MTV Indonesia	Indonesia
RateMyProfessors.com International LLC	Delaware
RateMyProfessors.com LLC	Delaware
Red Devs LLC	Delaware
Remote Productions Inc.	Delaware
Sammarnick Insurance Corporation	New York
Screenlife Licensing, LLC	Nevada
Screenlife, LLC	Washington
See Yourself Productions Inc.	Delaware
Servicios Para Empresas de Entretenimiento, S. de R.L. de C.V.	Mexico
SFI Song Company	Delaware
Show Pants LLC	Delaware
SKG Louisiana L.L.C.	Louisiana
SKG Music L.L.C.	Delaware
SKG Music Nashville Inc.	Delaware
SKG Music Publishing L.L.C.	Delaware
SKG Productions L.L.C.	Louisiana
SKG Studios Canada Inc.	Canada
Social Project LLC	Delaware
South Park Digital Studios LLC	Delaware
Spelling Films Inc.	Delaware
Spelling Films Music Inc.	Delaware
Spelling Pictures Inc.	Delaware
Spike Cable Networks Inc.	Delaware
Spike Digital Entertainment LLC	Delaware
Springy Productions Pty. Limited	Australia
Stepdude Productions LLC	Louisiana
Study Hall Films Inc.	Delaware
Sunday Best, LLC	Louisiana
Superstar Productions USA Inc.	Delaware
Talent Court Productions, Inc.	Delaware
The Box Holland B.V.	Netherlands
The Paramount UK Partnership	United Kingdom
Thinner Productions, Inc.	Delaware
Thunder, Inc.	Delaware
Timeline Films Inc.	Canada

Subsidiary Name	Place of Incorporation or Organization
TNN Classic Sessions, Inc.	Delaware
TNN Productions, Inc.	Delaware
Top Up TV 1 Limited	Jersey
Tunes by Nickelodeon Inc.	Delaware
Turnip Productions LLC	Delaware
UE Site Acquisition LLC	Delaware
Untitled Productions II LLC	Delaware
Untitled Science LLC	Delaware
Uptown Productions Inc.	Delaware
URGE PrePaid Cards Inc.	Virginia
Viacom (Deutschland) Beteiligungen GmbH	Germany
Viacom Alto Finance C.V.	Netherlands
Viacom Alto Overseas C.V.	Netherlands
Viacom Animation of Korea Inc.	Delaware
Viacom Asia (Beijing) Advertising and Media Co. Ltd.	China
Viacom Asia Inc.	Delaware
Viacom Brand Solutions Limited	United Kingdom
Viacom Caledonia LP	United Kingdom
Viacom Camden Lock Inc.	Delaware
Viacom Camden Lock Limited	United Kingdom
Viacom Canadian Productions Holdings Inc.	Canada
Viacom Domains Limited	Canada
Viacom Global (Netherlands) B.V.	Netherlands
Viacom Global Hungary Kft.	Hungary
Viacom Global Limited	United Kingdom
Viacom Global Services Inc.	Delaware
Viacom Hearty Ha!Ha! LLC	Delaware
Viacom Holdings Germany LLC	Delaware
Viacom Holdings Italia S.r.l.	Italy
Viacom International Administration Inc.	Delaware
Viacom International Hungary Kft.	Hungary
Viacom International Inc.	Delaware
Viacom International Inc. Political Action Committee Corporation	New York
Viacom International Media Networks (Malaysia) Sdn. Bhd.	Malaysia
Viacom International Media Networks Espana S.L.	Spain
Viacom International Media Networks Italia S.r.l.	Italy
Viacom International Services Inc.	Delaware
Viacom International Studios Inc.	Delaware
Viacom Limited	New Zealand
Viacom Limited	United Kingdom
Viacom Netherlands Coöperatief U.A.	Netherlands
Viacom Netherlands Management LLC	Delaware
Viacom Networks Brasil Programacao Televisiva E Publicidade Ltda.	Brazil
Viacom Networks Europe Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Viacom Networks Italia Limited	United Kingdom
Viacom Networks Japan G.K.	Japan
Viacom Networks Japan K.K.	Japan
Viacom Notes Inc.	Delaware
Viacom Overseas Finance C.V.	Netherlands
Viacom Overseas Holdings C.V.	Netherlands
Viacom Realty Corporation	Delaware
Viacom Songs Inc.	Delaware
Viacom Sterling Finance C.V.	Netherlands
Viacom Subsidiary Management Corp.	Delaware
Viacom Telecommunications LLC	Delaware
Viacom Tunes Inc.	Delaware
Viacom Ventures B.V.	Netherlands
Viacom Ventures Inc.	Delaware
VIMN Advertising and Brand Solutions S.r.l.	Italy
VIMN Australia Pty Limited	Australia
VIMN Belgium BvbA	Belgium
VIMN CP Services (UK) Limited	United Kingdom
VIMN CP Services, ULC	Canada
VIMN CP Serviços (Brasil) Ltda.	Brazil
VIMN Finance B.V.	Netherlands
VIMN Germany GmbH	Germany
VIMN Netherlands B.V.	Netherlands
VIMN Netherlands Holding B.V.	Netherlands
VIMN Nordic AB	Sweden
VIMN Poland sp. z o.o.	Poland
VIMN Polska B.V.	Netherlands
VIMN Singapore Pte. Ltd.	Singapore
VIMN Switzerland AG	Switzerland
VIVA Media GmbH	Germany
VMN Digital Inc.	Delaware
VMN Noord LLC	Delaware
Wilshire Court Productions LLC	Delaware
World Sports Enterprises	Tennessee
Worldwide Productions, Inc.	Delaware
Wuthering Heights, CA Productions Inc.	Delaware
Yellams	Cayman Islands
Z+ Holding Asset Management Ltd.	Hungary
Zarina 99 Vermogensverwaltungs GmbH	Germany
Zoo Films LLC	Delaware
Zukor LLC	Delaware